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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 1, 2005

                             Euronet Worldwide, Inc.
             (Exact name of registrant as specified in its charter)

            Delaware                   0-22167                 74-2806888
(State or other jurisdiction of      (Commission            (I.R.S. Employer
         incorporation)              File Number)         Identification No.)

                             4601 College Boulevard
                              Leawood, Kansas 66211
                (Address of principal executive office)(Zip Code)

                                 (913) 327-4200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01      Entry into a Material Definitive Agreement

With effect on October 1, 2005, Euronet Worldwide, Inc.'s ("Euronet") subsidiary, E-Pay Limited, and John Gardiner, Executive Vice President agreed to revise the Service Agreement, dated February 19, 2003, between E-Pay Limited ("E-Pay") and Mr. Gardiner. Under such agreement, Mr. Gardiner's base salary was reduced to 37,500 UK pounds sterling, or $67,250 based on an exchange rate of $1.83 to one UK pound sterling, and his required time in the office was reduced from two days per week to one day per week. A copy of the revised Service Agreement is attached hereto as Exhibit 10.1.

Also with effect from October 1, 2005, Mr. Gardiner has resigned as an Executive Vice President of Euronet Worldwide, Inc.


Item 9.01      Financial Statements and Exhibits

Number         Description

10.1 Revision to Service Agreement between Euronet and John Gardiner, dated as of October 4, 2005




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        EURONET WORLDWIDE, INC.


                                        By:    /s/ Rick L. Weller
                                              ---------------------------------
                                               Rick L. Weller
                                               Chief Financial Officer

Date:  October 5, 2005